                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
                              ____________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                August 17, 1998
                             ____________________

                              SMART & FINAL INC.

              (Exact name of registrant specified in its charter)


           Delaware             Commission File Number 001-10811    95-4079584
(State or other jurisdiction of                                    (IRS Employer
 incorporation or organization)                                   Identification
                                                                        No.)

4700 South Boyle Avenue
Los Angeles, California                                 90058
(Address of principal executive offices)              (zip code)

Registrant's telephone number, including area code:  (213) 589-1054
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Item 5.        Other Events.

        On August 17, 1998 Smart & Final Inc. ("the Company") published a press release announcing the appointment of a new President and Chief Operating Officer, Phillip E. Hawkins. A press release relating to such matters is attached as an exhibit to this report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on August 21, 1998.

                                              Smart & Final Inc.

                                         By:  /s/ Martin A. Lynch
                                              --------------------------------
                                                  Martin A. Lynch
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Principal Accounting Officer

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     EXHIBIT INDEX

     Exhibit                                             Sequentially
     Number     Description of Exhibit                  Numbered Pages
     -------    ----------------------                  --------------
     99         Press release relating to appointment
                of Phillip E. Hawkins.